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                                                                    Exhibit 10.2

                 AMENDMENT NO. 1 TO CHANGE OF CONTROL AGREEMENT
                           AND SEVERANCE PAY AGREEMENT


                  This Amendment No. 1 made as of the 14th day of February 2002 (the "Amendment"), to the Change of Control Agreement made as of the 25th day of September, 2001 (the "Change of Control Agreement"), and to the Severance Pay Agreement made as of the 25th day of September 2001 (the "Severance Pay Agreement," and together with the Change of Control Agreement, the "Agreements") between Chase Industries, Inc., a Delaware corporation (the "Company"), and Todd
A. Slater (the "Executive").

                  WHEREAS, the Executive has been employed by the Company;

                  WHEREAS, the Company desires to continue the services of the Executive, and the Executive desires to continue to provide such services to the Company, on the terms set forth in the Agreements; and

                  WHEREAS, the provisions of this Amendment were approved by the Compensation Committee of the Company's Board of Directors on February 6, 2002.

                  NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 4(a)(ii) of the Change of Control Agreement is amended by deleting the phrase "one-year" and replacing it with the phrase "two-year."

2. Section 4(a)(i) of the Severance Pay Agreement is amended by deleting the phrase "six times" and replacing it with "twelve times."

3. Section 4(a)(ii) of the Severance Pay Agreement is amended by deleting the phrase "six (6) months" and replacing it with "one year."

4. All the other provisions of the Agreements shall remain in force unchanged.

5. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreements.
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                                      -2-


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment in Montpelier, Ohio, in duplicate originals on February 14, 2002.



                                    CHASE INDUSTRIES, INC.





                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:





                                    EXECUTIVE





                                    By:
                                         -------------------------------------
                                         Todd A. Slater